NASDAQ: CFB | February 24, 2020

FORWARD-LOOKING STATEMENTS. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See the Appendix for reconciliations of certain non-GAAP measures. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

George F. Jones Jr. – President, CEO and Director of CrossFirst Other Senior Executives • Joined CrossFirst in 2016 after a short retirement from Texas Capital Bancshares, Inc. (TCBI) • Founding executive of TCBI in 1998 • Led TCBI through 50 consecutive profitable quarters and growth to $12 billion in assets Amy Fauss Chief Operating Officer of CrossFirst Bank 28+ years of banking experience Mike Maddox – President, CEO of CrossFirst Bank and Director of CrossFirst Joined CrossFirst in 2009 • Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank Tom Robinson • Practicing lawyer for more than six years before joining Intrust Bank Chief Risk Officer of CrossFirst • Graduate School of Banking at the University of Wisconsin - Madison 35+ years of banking experience Joined CrossFirst in 2011 David O’Toole – CFO, Chief Investment Officer and Director of CrossFirst, CFO of CrossFirst Bank Aisha Reynolds General Counsel of CrossFirst and • More than 40 years of experience in banking, accounting, valuation and investment banking CrossFirst Bank • Founding shareholder and director of CrossFirst Bank and became CFO in 2008 13+ years of experience • Co-founder and managing partner of a national bank consulting and accounting firm Joined CrossFirst in 2018 • Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board Randy Rapp – Chief Credit Officer of CrossFirst Bank • More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer • Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019 • Mr. Rapp joined Texas Capital Bank in 2000 Matt Needham – Director of Strategy and Investor Relations of CrossFirst • More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst • Deep experience in capital markets including valuation, mergers, acquisitions and divestitures • Provided assurance and advisory services with Ernst & Young • Former Deputy Bank Commissioner in Kansas and has served on several bank boards • MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado 3

• $4.9 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating 7 branches in key markets (2) along the I-35 corridor (1) (1) • 3rd largest bank headquartered in the Kansas City MSA (1) (1) • High-growth commercial banking franchise with 357 full time equivalent employees (1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating (Number of Locations) efficiency Financial Highlights (Full Year Ended 12/31/19)(2) Balance Sheet Performance (Year-to-Date) Asset Quality Metrics Assets: $4,931 ROAA: 0.63% NPAs / Assets: 0.97% Gross Loans:(3) $3,852 ROACE: 5.38% NCOs / Avg. Loans: 0.31% Deposits: $3,924 Efficiency Ratio: 58.37% Reserves / Loans: 1.48% Tier 1 Leverage: 12.06% NIM(FTE): 3.31% Reserves / NPLs: 129% Total Risk-Based Capital: 13.43% Net Income: $28.5 Classified Loans / Capital + ALLL13.2% (1) As of December 31, 2019. (2) Dollars are in millions. 4 (3) Net of unearned income

✓ Attract and develop highest level of talent ✓ Active expansion through acquisitions and new market development to utilize capital from IPO and optimize capital structure ✓ Serve businesses, business owners, professionals and their personal networks ✓ Focus on core markets; grow organically using a “Relationship Banking” model ✓ Maintain branch-lite model with strategically placed locations ✓ Improve profitability and operating efficiency ✓ Execute on our high-tech, high-touch banking strategy ✓ Leverage technology to provide a high level of convenience ✓ Employ effective enterprise risk management ✓ Expand niche lending verticals: Enterprise Value Lending (2017), Relational Tribal Nations Lending (2017), Relational High Volume Builder Lending (2017) 5

After one time $16mm provision adjustment, actual Commentary Return on Average Assets(1) ROAA fell to (0.06%) from the previously reported 0.94% ▪ Since 2010, CrossFirst historically 1.4% 1.06% invested in talent and acquisitions 0.94% 0.94% 1.1% 0.91% 0.89% 0.89% to grow its market presence and 0.78% 0.86% 0.89% expand product lines or lending 0.8% 0.67% verticals, such as energy lending 0.5% ▪ In 2018, we shifted to a focus on 0.2% earnings and efficiency, while still -0.1% maintaining robust balance sheet (0.06%) (0.06%) growth Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 (2) ▪ In Q4 the Company took an ROAA Core ROAA additional $16 million provision for its large non-performing credit that was adversely impacted due to Core Efficiency Ratio (Fully Tax Equivalent) deterioration of the borrowers 100% business and underlying collateral 80% 64.20% 63.10% 60.18% 61.41% 60.09% 58.43% 60% 54.29% 53.43% 55.60% 54.66% 40% 20% 0% Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 Efficiency Ratio Core Efficiency Ratio - Fully Tax Equivalent (2) (1) Ratios are annualized. (2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail. Full Tax-equivalent efficiency 6 ratio is presented.

Commentary Yield on Loans and Cost of Total Deposits 6% 5.52% 5.56% ▪ Focus on commercial lending 5.34% 5.21% 4.89% increased the asset sensitivity of 4.62% 4.60% our balance sheet, with 4% approximately 76% floating rate loans or maturing within one year 1.89% 1.70% 1.70% 2% 1.44% 0.91% 0.87% 0.99% ▪ NIM has remained in a narrow range in spite of significant 0% interest rate volatility 2015 2016 2017 2018 2019 QTD QTD Yield on Loans Cost of Total Deposits 12/31/18 12/31/19 ▪ Loan to deposit ratio decreased from 99.2% to 98.2% Net Interest Margin – Fully Tax Equivalent 4% 3.51% 3.40% 3.39% 3.27% 3.24% 3.31% 3.23% 3% 2% 1% 0% 2015 2016 2017 2018 2019 QTD QTD 12/31/18 12/31/19 7

Commentary Total Deposits $4,500 ▪ CrossFirst has generated significant $4,000 $3,924 growth in core deposits with modest $3,500 $3,208 reliance on wholesale funding $3,000 $2,500 $2,303 $2,000 $1,694 ▪ Strategically focused on non- $1,500 $1,295 interest bearing deposits and $1,000 treasury services led by an $500 exceptional group of business and $0 private bankers 2015 2016 2017 2018 2019 ▪ Brokered deposits of $392 million or 9.9% of total deposits at Deposit Mix by Type 2019 Deposit Composition December 31, 2019 were utilized $4,000 $3,924 $3,584 $3,658 primarily to minimize interest rate $3,400 $3,500 $3,208 $710 risk $753 $766 Time Transaction $3,000 $728 DDA $570 $530 Deposits ≥ Deposits $469 13% 7% $2,500 $535 $100,000 $440 $554 18% ▪ During Q4 2019, obtained $62 $2,000 million of brokered deposits to $1,903 $1,500 $1,776 replace maturities from Q3 2019 $1,632 $1,511 $1,634 Savings & Time Deposits MMA $1,000 < $100,000 48% $259 14% $500 $82 $119 $137 $146 $484 $488 $512 $514 $522 $0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Non-interest bearing deposits Transaction Deposits Savings & MMA Time Deposits < $100,000 Time Deposits ≥ $100,000 8 Dollars are in millions and amounts shown are as of the end of the period.

Investment Portfolio Breakout as of December 31, 2019(1) Commentary Municipal - Taxable Other 0.5% ▪ At year-end, the duration of the 1.7% portfolio was approximately 4.7 CMO (Fixed) years and fully taxable equivalent 17.4% (FTE) yield for 2019 was 3.35% MBS (Fixed) (1) Municipal - Tax- Exempt 20.6% Total: $741.6M 59.8% ▪ During Q4 2019, $75 million of new securities were purchased with an average FTE yield of 3.11% ▪ During Q4 2019, $37 million of securities ($35 million were MBS/CMO) were sold to reposition the portfolio mix to lower sensitivity. Tax Exempt Municipals Average Yield on Securities – Fully Tax Equivalent were purchased as the 5% replacement 3.85% 4% 3.72% 3.63% 3.62% 3.61% 3.35% 3.22% 3% ▪ Our marketable securities portfolio has a substantial unrealized gain of $21.8 million at 2% December 31, 2019 1% 0% 2015 2016 2017 2018 2019 Q4 2018 Q4 2019 9 (1) Based on approximate fair value.

2018 Non-Interest Income Composition 2019 Non-Interest Income Composition ($6,083)1 ($8,715)1 Service Charges & Other Non- Other Non-Interest Fees Service Charges & Income 7% Swap Fee Interest Income 33% Fees 26% Income 7% Gain on Sale of 5% Gain on Sale of Securities Securities 11% 9% Swap Fee Income 32% BOLI Income BOLI Income 32% Gain on 22% Gain on Sale of Sale of Loans Loans 14% 2% (1) Dollars are in thousands and amounts shown are as of the end of the period. 10

Slowing Non-interest Expense Growth $100 2% $90 38% $80 $70 53% $60 $50 33% $40 $30 $20 $10 $- 2015 2016 2017 2018 2019 Salaries & Benefits Occupancy Expense & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Assets per Employee $180.0 Lowering Expenses while Growing 3.00% 800 $13.8 $160.0$15.0 2.53% 2.45% 2.50% 700 $140.0 2.17% 2.21% $11.6 $13.0 1.95% 600 $120.0 2.00% $10.8 $10.5 $9.7 $11.0 500 $100.0 $85.8 $87.6 1.50% 400 353 357 $80.0$9.0 305 $62.1 300 $60.0 1.00% 203 $7.0 $40.6 200 146 $40.0 $30.6 0.50% 100 $20.0$5.0 0 $0.0$3.0 0.00% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Employees Assets/Employee(FTE) Non-interest Expense Non-interest expense / Average Assets 11 Dollars are in millions and amounts shown are as of the end of the period.

Commentary Operating Revenue(1) $160 ▪ Our balance sheet growth, $150.2 QTD ‘18 – QTD ‘19 combined with a relatively stable $140 Growth: 17.5% $116.5 net interest margin, has enabled $120 robust operating revenue growth $100 $80 $78.5 $57.5 $60 $44.6 $33.5 $39.4 ▪ Company redeemed all preferred $40 shares in Q1 2019, which was $20 accretive to EPS $0 ▪ Historical loan growth and change in relative risk for the overall portfolio has required significant loan loss provisions that impacted Earnings Performance Actual QTD ‘18 – QTD ‘19 earnings (approximately $67.9 Net Income Growth: (107%) million since the beginning of $55 2015) $45 Net income/(loss) fell to (0.7) million $32.6 from the previously reported $11.4 $35 $28.5 million, after recording an additional $16mm provision $25 $19.6 $17.2 $5.8 $14.1 $15 $7.5 $8.1 $10.3 $10.4 $10.3 $8.8 $11.4 $4.4 $5 ($5) ($0.7)($1.9) Net Income (loss) Pretax Net Income (loss) Note: Dollars in charts are in millions. 12 (1) Defined as net-interest income + non-interest income.

Gross Loans (Net of Unearned Income) Commentary $3,852 $4,000 ▪ Our loan growth has been nearly all organic and we continue to see $3,061 ample opportunities within our $3,000 existing markets $1,996 $2,000 ▪ Diversification remains a core $1,297 tenet $993 $1,000 ▪ Purchased loan participations totaled $99 million and a $0 combination of shared national 2015 2016 2017 2018 2019 credits and syndications purchased totaled $296 million at year end 2019 ▪ Generally we only buy portions Gross Loans by Type 2019 Gross Loan Composition of participations or syndicated $3,862 $4,000 $3,639 loans with borrowers with $3,476 $45 Residential Real $3,287 $44 $399 $3,500 Construction & whom we could lead next $3,069 $46 $365 Estate $42 $359 Land $628 10% Consumer & lending opportunity $3,000 $44 $331 $528 Development $246 $463 Equity Lines $427 16% $2,500 $440 1% ▪ Loan participations sold of $1,024 $968 $993 $224 million and $177 million $2,000 $847 $948 Commercial Commercial of syndications sold at year $1,500 $386 $396 $409 $358 $376 Real Estate & Industrial Energy 35% end 2019 $1,000 27% 11% $1,254 $1,313 $1,357 $500 $1,134 $1,163 $0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer 13 Dollars in charts are in millions. Amounts shown are as of the end of the period.

Pillars of CrossFirst Asset Quality Nonperforming Assets / Assets ▪ Proven and comprehensive credit policy 2.0% and procedures ▪ Highly competent and experienced 1.5% bankers 1.18% 1.00% 0.97% ▪ Effective credit administration process 1.0% ▪ Commitment to diversification 0.43% ▪ Disciplined and standardized 0.5% 0.36% underwriting 0.20% 0.18% 0.08% ▪ Proactive problem management 0.0% ▪ Decisive response to opportunities 2015 2016 2017 2018 Q1 Q2 Q3 2019 Full Year 2019 2019 2019 Commentary ▪ In 2017, the Bank experienced one Net Charge-Offs / Average Loans(1) significant charge-off of 0.75% approximately $5 million (0.34% of average loans) on one C&I credit 0.58% 0.53% ▪ In Q3 the Bank charged-off $4.7 million from liquidating two legacy 0.50% 0.44% NPAs, one C&I and one in Energy ▪ Increase in Q2 NPAs from one loan 0.31% negatively impacted in part by a law change and deterioration in the 0.25% borrowing business and underlying 0.11% collateral, or 0.69% of the 1.18% 0.07% 0.09% 0.04% ▪ $5.5 million in charge-offs in Q4 0.00% 0.00% includes a partial charge-off relating 2015 2016 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 to one of the NPAs described immediately above 14 (1) Ratio is annualized.

Allowance for Loan Losses / Total Loans Commentary Classified Loans / (Total Capital + LLR) 1.48% $80 19.2% Recent Credit Quality & ALL Trends $200 18.7% $70 1.24% ▪ The Company is still assessing the 1.23% 1.22% 1.18% 18.0% 16.3% timeline for which CECL will be adopted $60 $56.9 reviewing the impact it will have on the $150 $50 13.2% 13.2% allowance and capital $42.9 $43.0 13.0% $37.8 $40.0 $101.4 $97.5 ▪ Q4 includes an additional $16 million $40 $100 $88.3 $85.2 $86.9 provision for a previously disclosed non-performing asset $30 8.0% $20 $50 $10 3.0% $0 0.00% $0 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q4 Q1 Q2 Q3 Q4 2018 2019 2019 2019 2019 Capital Analysis ▪ IPO during third quarter 2019 resulted Capital Ratios in $87 million of new capital 20% 12.53% 12.93% ▪ Unfunded commitments totaled $1.5 11.23% 11.04% 12.22% 13.90% billion for year-ended 2019, 42% of 15% 13.51% 12.91% 13.43% 11.75% 12.20% 12.04% 12.20% which are commitments to fund C&I 11.23% 11.02% loans and 58% are other loan 10% commitments ▪ Unfunded commitments have an 5% impact on the Risk-Based Capital Ratios 0% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Common Equity Tier 1 Tier 1 Risk Based Total Risk-Based Capital Amounts are in millions. 15

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Compound Annual Growth Rates Total Assets Since Since 2007 2012 $4,931 Total Assets 56.7% 36.3% $4,107 $2,961 $2,133 $1,574 $1,220 $847 $565 $311 $355 $22 $77 $155 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2007 2010 2012 2014 Established with Acquired Leawood, Expansion into Expansion into 2017 2019 initial presence in KS-based Wichita and Energy Lending Expansion into Enterprise CrossFirst Kansas City Leawood Oklahoma City Value Lending, Relational Bankshares, Inc. Bancshares markets Tribal Nations Lending Initial Public Offering (~$72.5mm in and Relational High at $14.50; Nasdaq Total Assets) Volume Builder Lending listed: CFB 2013 2008 Expansion into Tulsa market Formed through acquisition of Tulsa CrossFirst National Bancshares, Inc. 2016 2018 Bankshares, Inc. (~$160mm in Total Assets) George F. Jones George F. Jones Jr. joins as Vice Jr. named CEO of Chairman as part CrossFirst of expansion into Bankshares, Inc. Dallas market Dollars in chart are in millions. 17

As of or for the Year Ended December 31, 2015 2016 2017 2018 2019 Income Statement Data Interest income $54,116 $69,069 $97,816 $156,880 $216,218 Interest expense 11,849 15,016 22,998 46,512 74,774 Net interest income 42,267 54,053 74,818 110,368 141,444 Provision for loan losses 5,975 6,500 12,000 13,500 29,900 Non-interest income 2,365 3,407 3,679 6,083 8,715 Non-interest expense 30,562 40,587 62,089 85,755 87,648 Income before taxes 8,095 10,373 4,408 17,196 32,611 Income tax expense (benefit) 626 62 (1,441) (2,394) 4,138 Net income 7,469 10,311 5,849 19,590 28,473 Preferred stock dividends 2,066 2,100 2,100 2,100 175 Net income available to common stockholders 5,403 8,211 3,749 17,490 28,298 Non-GAAP core operating income(1) 7,469 10,311 9,716 19,940 27,427 Balance Sheet Data Cash and cash equivalents $79,418 $155,972 $130,820 $216,541 $187,320 Available-for-sale securities 460,542 593,012 703,581 663,678 741,634 Gross loans (net of unearned income) 992,726 1,296,886 1,996,029 3,060,747 3,852,244 Allowance for loan losses (15,526) (20,786) (26,091) (37,826) (56,896) Goodwill and other intangibles 8,100 7,998 7,897 7,796 7,694 Total assets 1,574,346 2,133,106 2,961,118 4,107,215 4,931,233 Non-interest-bearing deposits 123,430 198,088 290,906 484,284 521,826 Total deposits 1,294,812 1,694,301 2,303,364 3,208,097 3,923,759 Borrowings and repurchase agreements 112,430 216,709 357,837 388,391 373,664 Trust preferred securities, net of fair value adj. 792 819 850 884 921 Preferred Stock, liquidation value 30,000 30,000 30,000 30,000 0 Total Stockholders' Equity 160,004 214,837 287,147 490,336 601,644 Tangible Stockholders' Equity(1) 121,904 176,839 249,250 452,540 593,950 Share and Per Share Data: Basic earnings per share $0.29 $0.39 $0.12 $0.48 $0.59 Diluted earnings per share 0.28 0.39 0.12 0.47 0.58 Book value per share 6.61 7.34 8.38 10.21 11.58 Tangible book value per share(1) 6.20 7.02 8.12 10.04 11.43 Wtd. avg. common shares out. - basic 18,640,678 20,820,784 30,086,530 36,422,612 47,679,184 Wtd. avg. common shares out. - diluted 19,378,290 21,305,874 30,963,424 37,492,567 48,576,135 Shares outstanding at end of period 19,661,718 25,194,872 30,686,256 45,074,322 51,969,203 18 Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18. (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail.

As of or for the Year Ended December 31, 2015 2016 2017 2018 2019 Selected Ratios: Return on average assets 0.53% 0.56% 0.24% 0.56% 0.63% Non-GAAP core operating return on average assets(1) 0.53 0.56 0.40 0.57 0.61% Return on average common equity(1) 4.60 5.51 1.53 5.34 5.38 Non-GAAP core operating return on average common equity(1) 4.60 5.51 3.11 5.45 5.18 Yield on earning assets - tax equivalent(2) 4.14 4.08 4.37 4.77 5.04 Yield on securities - tax equivalent(2) 3.72 3.63 3.85 3.62 3.35 Yield on loans 4.62 4.60 4.89 5.34 5.52 Cost of interest-bearing deposits 1.01 0.96 1.12 1.71 2.21 Cost of funds 0.94 0.91 1.06 1.49 1,90 Cost of total deposits 0.91 0.87 0.99 1.44 1.89 Net interest margin - tax equivalent(2) 3.27 3.24 3.40 3.39 3.31 Non-interest expense to average assets 2.17 2.21 2.53 2.45 1.95 Efficiency ratio(3) 68.48 70.64 79.10 73.64 58.37 Non-GAAP core operating efficiency ratio FTE(1)(3) 64.66 66.04 72.33 67.68 57.25 Non-interest-bearing deposits to total deposits 9.53 11.69 12.63 15.10 13.30 Loans to deposits 76.67 76.54 86.66 95.41 98.18 Credit Quality Ratios: Allowance for loans losses to total loans 1.56% 1.60% 1.30% 1.23% 1.48% Non-performing assets to total assets 0.08 0.20 0.18 0.43 0.97 Non-performing loans to total loans 0.12 0.33 0.27 0.58 1.15 Allowance for loans losses to non-performing loans 1,336.38 493.14 481.68 212.30 128.54 Net charge-offs to average loans 0.04 0.11 0.44 0.07 0.31 Capital Ratios: Total stockholders' equity to total assets 10.16% 10.07% 9.70% 11.94% 12.20% Common equity tier 1 capital ratio 8.50 9.78 8.62 11.75 12.20 Tier 1 risk-based capital ratio 10.70 11.38 9.70 12.53 12.22 Total risk-based capital ratio 11.82 12.51 10.65 13.51 13.43 Tier 1 leverage ratio 9.72 10.48 9.71 12.43 12.06 (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix or press release for additional detail. (2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and interim periods and a tax rate of 35% is used for fiscal years 2017 and prior. (3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income. 19

CrossFirst Bankshares, Inc Quarterly Financials As of or for the Three Months Ended (Dollars in thousands, except per share data) 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 Income Statement Data Interest income $47,068 $51,317 $54,192 $55,529 $55,180 Interest expense 14,753 17,712 19,318 19,743 18,001 Net interest income 32,315 33,605 34,874 35,786 37,179 Provision for loan losses 4,500 2,850 2,850 4,850 19,350 Non-interest income 1,195 1,645 1,672 3,212 2,186 Non-interest expense 20,166 22,631 21,960 21,172 21,885 Income (loss) before taxes 8,844 9,769 11,736 12,976 (1,870) Income tax expense (benefit) (1,490) 419 2,297 2,592 (1,170) Net income (loss) 10,334 9,350 9,439 10,384 (700) Preferred stock dividends 525 175 0 0 0 Net income (loss) available to common stockholders 9,809 9,175 9,439 10,384 (700) Non-GAAP core operating income (loss)(1) 6,600 7,989 9,754 10,384 (700) Balance Sheet Data Cash and cash equivalents $216,541 $117,317 $141,373 $128,126 $187,320 Securities 663,678 707,430 704,776 733,093 741,634 Gross loans (net of unearned income) 3,060,747 3,277,598 3,467,204 3,629,792 3,852,244 Allowance for loan losses (37,826) (40,001) (42,852) (42,995) (56,896) Goodwill and intangibles 7,796 7,770 7,745 7,720 7,694 Total assets 4,107,215 4,266,369 4,473,182 4,651,313 4,931,233 Non-interest bearing deposits 484,284 488,375 511,837 513,832 521,826 Total deposits 3,208,097 3,399,899 3,584,136 3,658,108 3,923,759 Borrowings and repurchase agreements 388,391 368,597 364,246 357,614 373,664 Trust preferred securities, net of fair value adj. 884 893 902 912 921 Preferred Stock 30,000 0 0 0 0 Stockholders' Equity 490,336 480,514 499,195 602,435 601,644 Tangible Stockholders' Equity(1) 452,540 472,744 491,450 594,715 593,950 Share and Per Share Data: Basic earnings (loss) per common share $0.22 $0.20 $0.21 $0.22 $ (0.01) Dilutive earnings (loss) per common share 0.22 0.20 0.20 0.21 (0.01) Book value per common share 10.21 10.63 11.00 11.59 11.58 Tangible book value per common share(1) 10.04 10.46 10.83 11.44 11.43 Wtd. avg. common shares out. - basic 43,853,170 45,093,442 45,236,264 48,351,553 51,952,712 Wtd. avg. common shares out. - diluted 44,920,448 45,960,267 46,211,780 49,164,549 52,748,312 Shares outstanding at end of period 45,074,322 45,202,370 45,367,641 51,969,203 51,969,203 20 Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18 (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail.

CrossFirst Bankshares, Inc Quarterly Financials As of or for the Three Months Ended 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 Selected Ratios: - - - Return on average assets(1) 1.06% 0.91% 0.86% 0.89% -0.06% - - - Non-GAAP core operating return on average assets(1)(2) 0.67 0.78 0.89 0.89 (0.06)% Return on average common equity 9.03 7.98 - 7.78 - 7.58 - (0.46) Yield on earning assets 5.01 5.18 - 5.12 - 4.94 - 4.71 - - - Yield on earning assets - tax equivalent(3) 5.08 5.25 5.18 5.00 4.76 Yield on securities 3.24 3.23 - 3.08 - 2.85 - 2.86 - - - Yield on securities - tax equivalent(3) 3.61 3.59 3.42 3.19 3.22 Yield on loans 5.56 5.75 - 5.66 - 5.53 - 5.21 Costs of interest bearing liabilities 2.01 2.25 - 2.29 - 2.24 - 1.96 Cost of interest-bearing deposits 2.04 2.30 - 2.33 - 2.26 - 1.97 Cost of funds 1.72 1.96 - 1.99 - 1.94 - 1.71 Cost of Deposits 1.70 1.96 - 1.99 - 1.94 - 1.70 Cost of other borrowings 1.79 1.86 - 1.93 - 1.95 - 1.86 - - - Net interest margin - tax equivalent(3) 3.51 3.46 3.35 3.24 3.23 Noninterest expense to average assets 2.06 2.20 - 2.00 - 1.82 - 1.81 - - - Efficiency ratio(4) 60.18 64.20 60.09 54.29 55.60 - - - Non-GAAP core operating efficiency ratio (FTE) (2)(4) 61.41 63.10 58.43 53.43 54.66 Noninterest bearing deposits to total deposits 15.10 14.36 - 14.28 - 14.05 - 13.30 Loans to deposits 95.41 96.40 - 96.74 - 99.23 - 98.18 Credit Quality Ratios: Allowance for loans losses to total loans 1.23% 1.22% 1.24% 1.18% 1.48% Nonperforming assets to total assets 0.43 0.36 1.18 1.00 0.97 Nonperforming loans to total loans 0.58 0.40 1.45 1.22 1.15 Allowance for loans losses to nonperforming loans 212.30 307.27 85.20 97.12 128.54 Net charge-offs to average loans(1) 0.03 0.09 0.00 0.53 0.58 Capital Ratios: Total stockholders' equity to total assets 11.94% 11.26% - 11.16% - 12.95% - 12.20% Common equity tier 1 capital ratio 11.75 11.23 - 11.02 - 12.91 - 12.20 Tier 1 risk-based capital ratio 12.53 11.23 - 11.04 - 12.93 - 12.22 Total risk-based capital ratio 13.51 12.20 - 12.04 - 13.90 - 13.43 Tier 1 leverage ratio 12.43 11.15 - 10.87 - 12.57 - 12.06 (1) Interim periods are annualized (2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides in Appendix for additional detail. 21 (3) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for 2018 & 2019. (4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

As of or for the Year Ended December 31, (Dollars in thousands) 2015 2016 2017 2018 2019 Non-GAAP Core Operating Income: Net Income $7,469 $10,311 $5,849 $19,590 $28,473 Add: restructuring charges 0 0 0 4,733 0 Less: Tax effect(1) 0 0 0 1,381 0 Restructuring charges, net of tax 0 0 0 3,352 0 Add: fixed asset impairments 0 0 1,903 171 424 Less: Tax effect(2) 0 0 737 44 109 Fixed asset impairments, net of tax 0 0 1,166 127 315 Add: State tax credit(3) 0 0 0 (3,129) (1,361) Add: 2017 Tax Cut and Jobs Act(3) 0 0 2,701 0 0 Non-GAAP core operating income $7,469 $10,311 $9,716 $19,940 $27,427 Non-GAAP Core Operating Return on Average Assets: Net Income $7,469 $10,311 $5,849 $19,590 $28,473 Non-GAAP core operating income 7,469 10,311 9,716 19,940 27,427 Average Assets 1,410,447 1,839,563 2,452,797 3,494,655 4,499,764 GAAP return on average assets 0.53% 0.56% 0.24% 0.56% 0.63% Non-GAAP core operating return on average assets 0.53% 0.56% 0.40% 0.57% 0.61% Non-GAAP Core Operating Return on Average Equity: Net Income $7,469 $10,311 $5,849 $19,590 $28,473 Non-GAAP core operating income 7,469 10,311 9,716 19,940 27,427 Less: Preferred stock dividends 2,066 2,100 2,100 2,100 175 Net Income available to common stockholders 5,403 8,211 3,749 17,490 28,298 Non-GAAP core operating income 5,403 8,211 7,616 17,840 27,252 available to common stockholders Average common equity 117,343 149,132 245,193 327,446 526,225 Tangible Assets 8,100 7,998 7,897 7,796 7,746 Average Tangible Equity 109,243 141,134 237,296 319,650 518,479 GAAP return on average common equity 4.60% 5.51% 1.53% 5.34% 5.38% Non-GAAP core return on average tangible common equity 4.95% 5.82% 3.21% 5.58% 5.26% Non-GAAP Core Operating Efficiency Ratio: Non-interest expense $30,562 $40,587 $62,089 $85,755 $87,648 Less: restructuring charges 0 0 0 4,733 0 Non-GAAP non-interest expense (numerator) 30,562 40,587 62,089 81,022 87,648 Net interest income 42,267 54,053 74,818 110,368 141,444 Tax-equivalent interest income 2,637 4,001 5,439 3,099 2,522 Non-interest income 2,365 3,407 3,679 6,083 8,715 Add: fixed asset impairments 0 0 1,903 171 424 Non-GAAP Operating revenue (denominator) 47,269 61,461 85,839 119,721 153,105 GAAP efficiency ratio 68.48% 70.64% 79.10% 73.64% 58.37% Non-GAAP core operating efficiency ratio (FTE) 64.66% 66.04% 72.33% 67.68% 57.25% (1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO’s departure. 22 (2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018. (3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit.

As of or for the Three Months Ended (Dollars in thousands) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Non-GAAP Core Operating Income (loss): Net Income (loss) $10,334 $9,350 $9,439 $10,384 ($700) Add: restructuring charges (815) 0 0 0 0 Less: Tax effect(1) (210) 0 0 0 0 Restructuring charges, net of tax (605) 0 0 0 0 Add: fixed asset impairments 0 0 424 0 0 Less: Tax effect(2) 0 0 109 0 0 Fixed asset impairments, net of tax 0 0 315 0 0 Add: State tax credit(3) (3,129) (1,361) 0 0 0 Add: 2017 Tax Cut and Jobs Act 0 0 Non-GAAP core operating income $6,600 $7,989 $9,754 $10,384 ($700) Non-GAAP Core Operating Return on Average Assets: Net Income (loss) $10,334 $9,350 $9,439 $10,384 ($700) Non-GAAP core operating income 6,600 7,989 9,754 10,384 (700) Average Assets 3,884,642 4,168,243 4,402,002 4,610,958 4,809,579 GAAP return on average assets(4) 1.06% 0.91% 0.86% 0.89% (0.06%) Non-GAAP core operating return on average assets(4) 0.67% 0.78% 0.89% 0.89% (0.06%) Non-GAAP Core Operating Efficiency Ratio: Non-interest expense $20,166 $22,631 $21,960 $21,172 $21,885 Less: restructuring charges (815) 0 0 0 0 Non-GAAP non-interest expense (numerator) 20,981 22,631 21,960 21,172 21,885 Net interest income 32,315 33,605 34,874 35,786 37,179 Tax-equivalent interest income 658 616 612 624 670 Non-interest income 1,195 1,645 1,672 3,212 2,186 Add: fixed asset impairments 0 0 424 0 0 Non-GAAP operating revenue (denominator) 34,168 35,866 37,582 39,622 40,035 GAAP efficiency ratio 60.18% 64.20% 60.09% 54.29% 55.60% Non-GAAP core operating efficiency ratio (FTE) 61.41% 63.10% 58.43% 53.43% 54.66% (1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO’s departure. (2) Represents the tax impact of the adjustments above at a tax rate of 25.73%. (3) No tax effect associated with the state tax credit. (4) Interim periods are annualized. 23

As of or for the Year Ended December 31, (Dollars in thousands, except per share data) 2015 2016 2017 2018 2019 Tangible Stockholders' Equity: Stockholders' equity $160,004 $214,837 $287,147 $490,336 $601,644 Less: goodwill and intangible assets 8,100 7,998 7,897 7,796 7,694 Less: preferred stock 30,000 30,000 30,000 30,000 0 Tangible Stockholders' Equity $121,904 $176,839 $249,250 $452,540 $593,950 Shares outstanding at end of period 19,661,718 25,194,872 30,686,256 45,074,322 51,969,203 Book value per common share $6.61 $7.34 $8.38 $10.21 $11.58 Tangible book value per common share $6.20 $7.02 $8.12 $10.04 $11.43 As of or for the Three Months Ended (Dollars in thousands, except per share data) 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 Tangible Stockholders' Equity: Stockholders' equity $490,336 $480,514 $499,195 $602,435 $601,644 Less: goodwill and intangible assets 7,796 7,770 7,745 7,720 7,694 Less: preferred stock 30,000 0 0 0 0 Tangible Stockholders' Equity $452,540 $472,744 $491,450 $594,715 $593,950 Shares outstanding at end of period 45,074,322 45,202,370 45,367,641 51,969,203 51,969,203 Book value per common share $10.21 $10.63 $11.00 $11.59 $11.58 Tangible book value per common share $10.04 $10.46 $10.83 $11.44 $11.43 24